                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2004

                            WEBFINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   Delaware                              0-631                    56-2043000
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(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)

            590 Madison Avenue, 32nd Floor, New York, New York 10022
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (212) 758-3232
                                                     ---------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.
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        WebFinancial  Corporation is announcing that notices of termination have been issued with respect to certain  accounts  receivable  factoring and service arrangements,  with the  terminations  to be  effective  in May  2004,  and that another  accounts  receivable  program  was  terminated  in February  2004.  The arrangement  regarding  accounts  receivable  factoring that has been terminated effective in May 2004 accounted for substantially all of the revenues and income from the Company's Accounts  Receivable  Factoring  operating segment for fiscal
2002 and 2003.  It is  possible  that this  termination  may not take  effect as provided in the termination notice and the arrangement may continue. However, in the event of  termination,  there can be no  assurance  that the Company will be able to successfully enter into a replacement arrangement or arrangements.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     WEBFINANCIAL CORPORATION

Dated: March  8, 2004                By:  /s/ Glen Kassan
                                        ----------------------------------------
                                     Name:   Glen Kassan
                                     Title:  Vice President and Chief Financial
                                             Officer